UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2021

Atea Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39661	46-0574869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Summer Street

Boston, MA 02110

(Address of principal executive offices) (Zip Code)

(857) 284-8891

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Definitive Agreement.

On July 19, 2021, Atea Pharmaceuticals, Inc. (the “Company”) entered into a sublease (the “Sublease”) with DataRobot, Inc. (“DataRobot”) pursuant to which the Company will lease 17,544 rentable square feet of office space located on the 21st floor of 225 Franklin Street, Boston, Massachusetts (the “Premises”). Once occupied, the Premises are expected to serve as the Company’s principal executive offices.

The term of the Sublease is expected to commence on January 1, 2022 (the “Commencement Date”) and end on December 31, 2026.

The Sublease provides that the initial base rent for the Premises will be $65,790 per month, subject to upward adjustment of 2% each year starting on the first anniversary of the Commencement Date. In addition to base rent, the Company is required to pay certain operating expenses and taxes associated with the Premises as well as certain utilities supplied to the Premises. DataRobot has agreed to provide the Company a leasehold improvement allowance of $877,200 for certain improvements the Company is expecting to construct in the Premises.

The Sublease is dependent upon and conditioned upon the continued existence of the lease of the Premises by DataRobot from 225 Franklin Owner (DE) LLC pursuant to an Office Lease Agreement by and between DataRobot and 225 Franklin Owner (DE) LLC dated as of December 13, 2018, as amended.

As previously disclosed, the term of the Company’s existing lease agreement for its office space located at 125 Summer Street, Boston, Massachusetts will expire in July 2022.

The Sublease is filed herewith as Exhibit 10.1. The above description of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Sublease Agreement, dated as of July 19, 2021, by and between the Company and DataRobot, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEA PHARMACEUTICALS, INC.

Date: July 23, 2021	By:	/s/ Andrea Corcoran
Andrea Corcoran
Chief Financial Officer and Executive Vice President, Legal and Secretary